                                                                   EXHIBIT 10.32


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                            ADMINISTRATIVE PERSONNEL
                            AND FACILITIES AGREEMENT

                                   ----------

                            Dated as of April 1, 1998

                                   ----------

                               REDWOOD TRUST, INC.


                                       and


                               RWT HOLDINGS, INC.



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                                                                 EXHIBIT 10.32.1



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                                 FIRST AMENDMENT

                                       TO

                            ADMINISTRATIVE PERSONNEL
                            AND FACILITIES AGREEMENT


                                   ----------


                          Dated as of December 1, 1998


                                   ----------


                               REDWOOD TRUST, INC.


                                       and


                               RWT HOLDINGS, INC.




================================================================================

                            ADMINISTRATIVE PERSONNEL
                            AND FACILITIES AGREEMENT


THIS FIRST AMENDMENT, made effective as of the 1st day of December, 1998 (the "Effective Date"), is by and between Redwood Trust, Inc., a Maryland corporation ("REIT"), and RWT Holdings, Inc., a Delaware corporation ("Holdings"). References to REIT or Holdings herein shall include any wholly-owned subsidiaries of REIT or Holdings from time to time, unless the context otherwise requires.

                                   BACKGROUND

     A.   REIT owns all of the Series A Preferred Stock of Holdings;

     B. Holdings and REIT entered into an Administrative Personnel and Facilities Agreement (the "Agreement"), dated as of April 1, 1998, to provide for the sharing of certain administrative personnel and facilities.

     C. Subsequent to entering into the Agreement, Holdings established its chief executive office at 125 East Sir Francis Drake Boulevard, Suite 300, Larkspur, California 94939.

     D. The parties desire to acknowledge the Holdings' relocation to the above-referenced site and to re-affirm the provisions of the Agreement in light of such relocation.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

     1. Agreement Re-affirmed. Except as herein provided, all of the terms and conditions of the Agreement are hereby re-affirmed by REIT and Holdings and the provisions of the Agreement shall remain in full force and effect notwithstanding the relocation of Holdings' chief executive office to 125 East Sir Francis Drake Boulevard, Suite 300, Larkspur, California 94939.

     2. Change of Notice Address. From and after the date hereof, the address for notices to Holdings under Section 6 of the Agreement shall be as follows:

          Holdings:     RWT Holdings, Inc.
                        125 East Sir Francis Drake Boulevard
                        Suite 300
                        Larkspur, California 94939
                        Attn: Vickie L. Rath

     3. Execution in Counterparts. This First Amendment may be executed in one or more counterparts, any of which shall constitute an original as against any party whose signature appears on it, and all of which shall together constitute a single instrument. This First Amendment shall become binding when one or more counterparts individually or taken together, bear the signatures of both parties.



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

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their officers as of the day and year first above written.


                                            REDWOOD TRUST, INC.


                                            By:  /s/ Douglas B. Hansen
                                              ----------------------------------
                                            Name:  Douglas B. Hansen
                                                 -------------------------------
                                            Title:  President
                                                  ------------------------------


                                            RWT HOLDINGS, INC.


                                            By:  /s/ Vickie L. Rath
                                              ----------------------------------
                                            Name:  Vickie L. Rath
                                                 -------------------------------
                                            Title:  Treasurer
                                                  ------------------------------



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

                                TABLE OF CONTENTS



                                                                                       Page
                                                                                       ----
Section 1.  Administrative Personnel and Facilities.................................    3
Section 2.  Limits of Company Responsibility........................................    3
Section 3.  Terms; Termination......................................................    4
Section 4.  Action Upon Termination.................................................    4
Section 5.  Assignment..............................................................    4
Section 6.  Notices.................................................................    4
Section 7.  No Joint Venture........................................................    4
Section 8.  Amendments..............................................................    4
Section 9.  Severability............................................................    5
Section 10. Entire Agreement........................................................    5
Section 11. Waiver .................................................................    5
Section 12. Governing Law...........................................................    5
Section 13. Headings and Cross References...........................................    5
Section 14. Execution in Counterparts...............................................    5

                            ADMINISTRATIVE PERSONNEL
                            AND FACILITIES AGREEMENT


THIS AGREEMENT, made effective as of the 1st day of April, 1998 (the "Effective Date"), is by and between Redwood Trust, Inc., a Maryland corporation ("REIT"), and RWT Holdings, Inc., a Delaware corporation ("Holdings"). References to REIT or Holdings herein shall include any wholly-owned subsidiaries of REIT or Holdings from time to time, unless the context otherwise requires.

                                   BACKGROUND

     A.   REIT owns all of the Series A Preferred Stock of Holdings;

     B. Holdings desires that REIT share with Holdings certain administrative personnel and facilities, and REIT desires that Holdings share with REIT certain administrative personnel and facilities.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

     1.   Administrative Personnel and Facilities.

          (a) REIT and Holdings agree to share such office space and equipment (including computer equipment), and the services of such administrative and other personnel, and items ancillary to the foregoing, as each may require to carry on its business. REIT and Holdings shall monitor the on-going use of facilities and personnel by REIT and Holdings, respectively, and within 15 days after the end of each fiscal quarter shall agree upon a written allocation (by time used or other appropriate measure) of facilities used by each and a list of personnel used by each setting forth a percentage allocation of time devoted by each person to each party.

          (b) REIT and Holdings shall pay to each of their respective share (as determined by their mutual agreement) of the following expenses that relate to the provision of any personnel or facilities pursuant to this Section 1:

               (i) rent (including related local property taxes and property insurance costs), telephone, utilities, office furniture, equipment and machinery (including computers, to the extent utilized) and other office expenses not specifically allocated to the activities of REIT or Holdings; and

               (ii) personnel expense (including salary, bonuses, benefits and taxes); and

               (iii) other general overhead expenses related to the foregoing.

Each party shall be responsible for all third-party fees and expenses billed separately to it, such as accounting and legal fees and expenses.

     2. Limits of Company Responsibility. Neither party assumes responsibility under this Agreement other than to share the facilities and personnel called for hereunder in good faith and neither party shall be responsible for any of its actions hereunder, including those of its shareholders, directors, officers and employees acting in accordance with this Agreement, except by reason of acts constituting bad faith, willful misconduct, gross negligence or reckless disregard of their duties. Each party shall reimburse, indemnify and hold harmless the other party, its shareholders, directors, officers and employees of and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever in respect of or arising from any acts or omissions of such party, its shareholders, directors, officers and employees constituting bad faith, willful misconduct, gross negligence or reckless disregard of their duties.

     3. Terms; Termination. This Agreement shall remain in force until the second anniversary of the Effective Date, and thereafter, it shall be automatically renewed for a term of one (1) year unless a written notice is delivered by either party within 30 days prior to the end of the term or any renewal term of this Agreement.

     4. Action Upon Termination. From and after the effective date of termination of this Agreement, each party shall forthwith:

          (a) Agree with the other party on written allocations of facilities and personnel covering the period following the date of the last quarterly allocation agreed upon to the date of termination; and

          (b) Based on such allocations, pay over to the other party any money due for the account of such party pursuant to this Agreement or otherwise.


     5. Assignment. This Agreement shall not be assignable by either party without the consent of the other party, except in the case of an assignment by either party to a corporation or other organization which is a successor (by merger, consolidation or purchase of assets) to such party, in which case such successor organization shall be bound hereunder by the terms of said assignment in the same manner as the party succeeded is bound hereunder.

     6. Notices. Any notice, report or other communication required or permitted to be given hereunder shall be in writing, unless some other method of giving such notice, report or other communication is accepted by the party to whom it is given, and shall be given by being delivered at the following addresses of the parties hereto:

          REIT:              Redwood Trust, Inc.
                             591 Redwood Highway
                             Suite 3100
                             Mill Valley, CA  94941
                             Attn:  George E. Bull

          Holdings:          RWT Holdings, Inc.
                             591 Redwood Highway
                             Suite 3140
                             Mill Valley, CA  94941
                             Attn:  Vickie L. Rath

          Either party may at any time give notice in writing to the other party of a change of its address for the purpose of this Section 10.

     7. No Joint Venture. REIT and Holdings are not partners or joint venturers with each other and nothing herein shall be construed to make them such partners or joint venturers or impose any liability as such on either of them.

     8. Amendments. This Agreement shall not be amended, changed, modified, terminated or discharged in whole or in part, and the performance of any obligation hereunder may not be waived, except by an instrument in writing signed by both parties hereto, or their respective successors or permitted assigns, or otherwise as provided herein.

     9. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of any other provision, and all other provisions shall remain in full force and effect.

     10. Entire Agreement. This instrument contains the entire agreement between the parties as to the rights granted and the obligations assumed in this instrument.

     11. Waiver. Any forbearance by a party to this Agreement in exercising any right or remedy under this Agreement or otherwise afforded by applicable laws shall not be a waiver of or preclude the exercise of that or any other right or remedy.

     12. Governing Law. This Agreement shall be governed by, construed under and interpreted in accordance with the laws of the State of California.

     13. Headings and Cross References. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement. Any reference made in this Agreement to a "Section" or "Subsection" shall be construed, respectively, as referring to a section of this Agreement or a subsection of a section of this Agreement.

     14. Execution in Counterparts. This Agreement may be executed in one or more counterparts, any of which shall constitute an original as against any party whose signature appears on it, and all of which shall together constitute a single instrument. This Agreement shall become binding when one or more counterparts individually or taken together, bear the signatures of both parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers as of the day and year first above written.


                                            REDWOOD TRUST, INC.


                                            By: /s/ Douglas B. Hansen
                                               ---------------------------------
                                            Name: Douglas B.Hansen
                                                  ------------------------------
                                            Title:  President
                                                  ------------------------------


                                            RWT HOLDINGS, INC.


                                            By: /s/ Vickie L. Rath
                                                --------------------------------
                                            Name: Vickie L. Rath
                                                 ------------------------------
                                            Title:  Treasurer
                                                   ----------------------------